   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 25, 1999
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------

                                    FORM S-3

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                              -------------------

                            UNIONBANCAL CORPORATION

             (Exact name of Registrant as specified in its charter)

        CALIFORNIA                94-1234979
      (State or other          (I.R.S. employer
      jurisdiction of           identification
     incorporation or               number)
       organization)

                             350 CALIFORNIA STREET
                        SAN FRANCISCO, CALIFORNIA 94104
                                  415-765-2969

  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                             JOHN H. MCGUCKIN, JR.
                            EXECUTIVE VICE PRESIDENT
                            UNIONBANCAL CORPORATION
                             400 CALIFORNIA STREET
                        SAN FRANCISCO, CALIFORNIA 94104
                                  415-765-2969
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------

                                   COPIES TO:

              GREGG A. NOEL                     JEFFREY SMALL                  DAVID K. LAKHDHIR
 Skadden, Arps, Slate, Meagher & Flom LLP   Davis Polk & Wardwell   Paul, Weiss, Rifkind, Wharton & Garrison
    300 South Grand Avenue, Suite 3400      450 Lexington Avenue          1285 Avenue of the Americas
      Los Angeles, California 90071          New York, NY 10017                New York, NY 10019
              (213) 687-5000                   (212) 450-4000                    (212) 373-3000

                             ---------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.
                             ---------------------

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities being offered only in connection with dividend or interest reinvestment plans, please check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-67579

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                        CALCULATION OF REGISTRATION FEE

                                                                                       PROPOSED
                                                                                        MAXIMUM
                                                                 PROPOSED MAXIMUM      AGGREGATE        AMOUNT OF
        TITLE OF EACH CLASS OF               AMOUNT TO BE       OFFERING PRICE PER     OFFERING       REGISTRATION
      SECURITIES TO BE REGISTERED             REGISTERED            SHARE (1)          PRICE (1)           FEE
Common Stock...........................        3,450,000               $30           $103,500,000        $28,773

(1) Calculated pursuant to Rule 457(a) of the rules and regulations under the Securities Act of 1933.

--------------------------------------------------------------------------------
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
               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    This registration statement is being filed with respect to the registration of additional shares of common stock of UnionBanCal Corporation, a California corporation (the "Company"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended ("Rule 462(b)"). Pursuant to Rule 462(b), the contents of the registration statement of the Company (File No. 333-67579), as amended, including the exhibits thereto, are incorporated by reference into this registration statement.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on this Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on this 25th day of February, 1999.

                                UNIONBANCAL CORPORATION

                                By:             /s/ YOSHIHIKO SOMEYA
                                     -----------------------------------------
                                                  Yoshihiko Someya
                                            DEPUTY CHAIRMAN OF THE BOARD

    Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated on February 25, 1999.

          SIGNATURES                      TITLE
------------------------------  --------------------------

                                President and Chief
              *                   Executive Officer and
------------------------------    Director (Principal
      Takahiro Moriguchi          Executive Officer)

     /s/ YOSHIHIKO SOMEYA
------------------------------  Deputy Chairman of the
       Yoshihiko Someya           Board

                                Executive Vice President
              *                   and Chief Financial
------------------------------    Officer (Principal
       David I. Matson            Financial Officer)

              *                 Senior Vice President and
------------------------------    Controller (Principal
      David A. Anderson           Accounting Officer)

              *
------------------------------  Chairman of the Board
         Kaoru Hayama

              *
------------------------------  Vice Chairman of the Board
     Richard C. Hartnack

              *
------------------------------  Vice Chairman of the Board
       Robert M. Walker

          SIGNATURES                      TITLE
------------------------------  --------------------------

              *
------------------------------  Director
      Richard D. Farman

              *
------------------------------  Director
      Stanley F. Farrar

              *
------------------------------  Director
      Herman E. Gallegos

              *
------------------------------  Director
       Jack L. Hancock

              *
------------------------------  Director
         Harry W. Low

              *
------------------------------  Director
         Mary S. Metz

              *
------------------------------  Director
       Raymond E. Miles

              *
------------------------------  Director
      J. Fernando Niebla

              *
------------------------------  Director
      Sidney R. Petersen

              *
------------------------------  Director
      Carl W. Robertson

              *
------------------------------  Director
       Henry T. Swigert

          SIGNATURES                      TITLE
------------------------------  --------------------------

              *
------------------------------  Director
         Tsuneo Wakai

              *
------------------------------  Director
       Hiroshi Watanabe

------------------------------  Director
       Blenda J. Wilson

------------------------------  Director
       Kenji Yoshizawa

*By:    /s/ YOSHIHIKO SOMEYA
      -------------------------
          Yoshihiko Someya
          ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

  EXHIBIT
  NUMBER                                             DESCRIPTION OF EXHIBITS
-----------  --------------------------------------------------------------------------------------------------------
       5.1   Opinion of John H. McGuckin, Jr., General Counsel, as to the legality of the Common Stock

      23.1   Consent of Deloitte & Touche LLP, Independent Accountants

      23.2   Consent of Arthur Andersen LLP, Independent Auditors

      23.3   Consent of John H. McGuckin, Jr. (included in Exhibit 5.1)

      24.1   Power of Attorney of certain officers and directors of the Company (included on signature page on the
             Registration Statement on Form S-3 of the Company (File No. 333-67579) and incorporated by reference herein)